MASSMUTUAL SELECT FUNDS
MassMutual Select Growth Opportunities Fund
Supplement dated April 1, 2020 to the
Prospectus dated February 1, 2020
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.
Effective April 1, 2020, the following information supplements the information found in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 108:
Growth Opportunities Fund. MML Advisers has agreed to voluntarily waive .02% of its management fees. MML Advisers may amend or discontinue this waiver at any time without advance notice.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M–20-03